Related party transactions	12 Months Ended
Mar. 31, 2013
Related Party Transactions [Abstract]
Related party transactions
15.	Related party transactions

The Company’s principal related parties are its founder shareholders, directors and companies that the founder shareholders and directors control. The Company enters into transactions with such related parties in the normal course of business. Related party transactions and balances, other than purchase of subsidiary from a principal shareholder as described in note 6, are as follows:

Advertising Revenues

During the fiscal year ended March 31, 2011, 2012 and 2013, the Company earned advertising revenues of US$721,974, US$ Nil and US$ Nil respectively, from Edelweiss Capital Services Ltd in which a director of Rediff is shareholder and director.

Product Development Expenses

During the fiscal years ended March 31, 2011, 2012 and 2013, the Company incurred product development expenses (including amount capitalized) of US$167,833, US$137,490, and US$95,395, respectively, on account of services rendered by Tachyon Technologies Private Ltd, an equity method investee.

Trade account receivables write off

During the fiscal year ended March 31, 2013, the Company wrote off US$206,974 trade account receivables from Edelweiss Capital Services Ltd in which a director of Rediff is shareholder and director against the recorded allowance. The allowance for trade account receivables was recorded in the year ended March 31, 2012.

Investment

During the fiscal year ended March 31, 2013, the Company subscribed to rights issued by Runa Inc. and by means of the exercise of those rights purchased shares in Runa Inc. for US$104,987. A director of the Company is a shareholder and key member of the management personnel of Runa Inc.

Balances with related parties include:

	As of March 31,
	2012	2013
	US$	US$
Trade account receivable for advertising revenues (net of allowance of US$206,974 )	90,835	—

Accounts payable for product development expense	12,612	14,709